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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 2, 2002


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)


                   Delaware                          76-0506313
       (State or other jurisdiction of             (I.R.S. Employer
        incorporation or organization)            Identification No.)


                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

 (c) Exhibits

       99.1 Press Release of Group 1 Automotive, Inc. dated as of October 2, 2002 reporting on a conference call to be conducted on October 24, 2002.


ITEM 9. REGULATION FD DISCLOSURE

      On October 2, 2002, Group 1 Automotive, Inc., a Delaware corporation, announced its plans to conduct a conference call following the release of financial results for the third quarter and nine months ended September 30, 2002. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In accordance with General Instruction B.2. of Form 8-K, the information contained in such press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       Group 1 Automotive, Inc.


       October 3, 2002                 By: /s/ Scott L. Thompson
----------------------------               ----------------------------------
             Date                          Scott L. Thompson, Executive Vice
                                           President, Chief Financial Officer
                                           and Treasurer
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                                INDEX TO EXHIBITS



  Exhibit No.   Description
  -----------   -----------
     99.1       Press Release of Group 1 Automotive, Inc. dated as of
                October 2, 2002 reporting on a conference call to be conducted on October 24, 2002.